

Platform Technology

Portable Neuromodulation Stimulator (PoNS™) Device


Neuroplasticity
Brain & Brain Stem
PoNS™ Tongue Stimulation
Cranial Nerves

Helius Medical Technologies is a US-based medical device company developing and commercializing the PoNS™ technology. This first-in-class, non-implantable device is built on the scientific principals and decades of evidence-based research in neuromodulation and neurorehabilitation. Used in conjunction with physical therapy, PoNS™ is authorized in Canada for the treatment of gait deficit due to mild and moderate symptoms of Multiple Sclerosis (MS) and for the treatment of chronic balance deficit due to mild-to-moderate Traumatic Brain Injury (mmTBI). Following the 2019 FDA denial of PoNS™ for the treatment of chronic balance deficit due to mmTBI, in Q1 2020, PoNS™ achieved FDA Breakthrough Device Designation and is currently under FDA review for the treatment of gait deficit due to mild or moderate symptoms of MS.

COMPANY HIGHLIGHTS

- ✔ "First Mover Advantage" in non-surgical tongue-based neuromodulation
- ✔ Large global addressable lifetime markets
- ✔ Smart device uploads to cloud to provide compliance data for clinician, payer review
- ✔ Robust clinical and safety evidence in over 300 patients
- ✔ US Scientific Advisory Board comprised of experts with 150+ years in MS neurorehabilitation research
- ✔ Canadian sales and marketing success generating revenue and real-world evidence
- ✔ International commercialization strategies in play
- ✔ Scale manufacturing with KeyTronic (Oakdale, MN)
- ✔ Robust patent portfolio with 38 US and 41 int'l expiring 2026 through 2040
- ✔ Experienced management team with 80+ years in life sciences scale-ups, launches and commercialization.

POTENTIAL ADDRESSABLE MARKETS IN THE US


Multiple Sclerosis (1M People)
Submitted to FDA for de novo classification clearance
Traumatic Brain Injury
Additional studies planned to support initial RCT denied by FDA
Stroke (7M People; 795K new each year)
Cerebral Palsy (764K People)
Pilot Studies Completed & new studies under evaluation
Parkinson's Disease (1M People; 60K new each year)
Future Studies Needed
Balance Maintenance in Baby Boomers (78M people)
Neurological Wellness (1 billion people)
Human Performance
Ongoing Evaluation
Potential for Future Development

THE PoNS™ DEVICE

- Non-implantable device comprised of a mouthpiece and controller
- Electrodes on the mouthpiece deliver mild electrical signals to the surface of the tongue that stimulate direct pathways to the brain (Translingual Neurostimulation or "TLNS")
- TLNS combined with physical therapy may enhance neuro-plasticity
- PoNS™ is a smart device that tracks frequency, duration & intensity of use
- Protected by 79 US & international patents including medical methods & design/utility of therapeutic delivery mechanisms



This fact sheet of Helius Medical Technologies, Inc. ("Helius", "we" or the "Company") contains forward-looking statements or forward-looking information within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and Canadian securities laws. All statements other than statements of historical fact contained in this fact sheet constitute forward-looking statements and forward-looking information, including, without limitation, statements containing the words "believe", "may", "plan", "should", "predict", "potential", "will", "estimate", "continue", "anticipate", "intend", "expect", "seek", "mission", "goal" and similar words, variations, expressions or the negative thereof. Forward-looking statements and information in this fact sheet include but are not limited to statements relating to: the Company's estimate of the size of the potential market for its products; estimated clinical, regulatory, and commercial milestones and the timelines for achieving such milestones; the therapeutic benefits and expected effectiveness of the PoNS device; indications considered for future development; whether the Company will receive, and the timing and costs of obtaining, regulatory clearances; regulatory developments and the regulatory environments in which the Company operates; and anticipated trends and challenges in the Company's business and the markets in which it operates. (Continued on the following page)

Helius
MEDICAL TECHNOLOGIES

ROBUST CLINICAL AND SAFETY EVIDENCE

- ✓ 20 patient Pilot study showed TLNS with targeted PT improved clinical symptoms of gait dysfunction in MS by 130% vs. those who received the same therapy with control device
- ✓ In a 143 patient study to assess the safety & efficacy of PoNS™ plus PT for the treatment of chronic balance deficit due to mmTBI showed significant improvement in balance and gait. Response rate of 71.2% w/ 57.4% attaining a normal range for balance at end of 5-week study.
- ✓ Published sub study of data showed notable differences in brain structure in mmTBI patients after PoNS™ + PT. The most prominent grey matter changes were in the area associated with gait, balance, motor control, and visual motion.
- ✓ Additional studies in stroke and cerebral palsy under evaluation

GLOBAL REGULATORY PROGRESS

- US FDA Breakthrough Device Designation; FDA submission for de novo classification and clearance related to MS pending
- Pending proposed HHS ruling, potential with CMS for 4 years reimbursement upon clearance with Breakthrough Device Designation
- Health Canada authorization to treat gait deficit due to mild and moderate symptoms of MS in March 2020
- Health Canada authorization to treat balance deficit due to mmTBI in Oct 2018
- Australian Therapeutic Goods Administration under review for chronic balance deficit due to mmTBI and gait deficit due to mild or moderate symptoms of MS
- Chinese licensee, China Medical Systems leading pathway
- ISO 13485: 2016 Quality System Certification / MDSAP

COMMERCIAL

- "First mover advantage" in non-surgical tongue-based treatment for chronic balance and gait disorders, where limited treatment options exist
- Canadian commercial infrastructure established with direct sales force
- 27 PoNS™ Authorized Treatment Centers throughout Canada
- Emerging reimbursement as Canadian insurers begin to recognize PoNS™ in the treatment of balance/gait deficits in mmTBI and MS
- Collaboration with renown research institutions such as Toronto Rehab for ongoing TBI clinical insight
- China Medical Systems licensed rights for market development and commercialization in China
- US reimbursement and commercialization planning underway; development of strategies related to direct sales, distribution and strategic partners for implementation if clearance is achieved
- ISO 13485 certified scale manufacturer (KeyTronic) and global supply chain with capacity to meet demand across all markets

EXPERIENCED AND COMMITTED LEADERSHIP TEAM

Dane Andreeff
Interim CEO, Board Member



- 20+ years at Maple Leaf Partners as the General Partner and Portfolio manager, a value-based hedge fund which grew to over $2b in assets under management.
- Board Member and trusted advisor to Helius Inc for over 3 yrs and HDL Therapeutics for over 15 yrs
- Owns approx 3.2% of HSDT through Maple Leaf and affiliates

Joyce LaViscount
COO and CFO



- 30+ years in the health sciences industry
- Accomplished pharmaceutical/ healthcare public company CAO
- Former COO and CFO at MM Pharmaceutical Solutions
- Former Executve Director/ Group Controller at Aptalis Pharmaceuticals

Dr. Jonathan Sackier
Chief Medical Officer



- 30+ years in the health sciences industry
- Trained surgeon and leader of laparoscopic surgery
- Developed and launched robotic surgery with computer motion
- Invented tools for minimally invasive procedures and training
- Published over 120 peer-reviewed articles, 7 books & 50 chapters

Mark Leno
VP & GM Canada



- 17+ years in the medical device industry
- Sales and Marketing Director, Boston Scientific, Canada
- National Sales Manager, Canada, Johnson & Johnson
- Former Media Relations and Marketing Executive fo Blue Jays and NHL

642 Newtown Yardley Road, Suite 100, Newtown PA 18940 1 877-564-0008 www.heliusmedical.com

PoNS™ is not available for sale in the United States. It is limited to investigational use only.